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               Have You Voted?
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
 The Janus funds' Trustees have asked shareholders to vote on      o Online at www.proxyvote.com
 several issues related to their funds. Proxy statements and       o By mail with your proxy card
 proxy cards were mailed to you in December. If you haven't        o By telephone at 1-800-690-6903
 already voted, simply locate your proxy card and vote:
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                                                                     PRSRT STD
[JANUS LOGO]                                                        U.S. Postage
PO Box 175573                                                          PAID
Denver, CO  80217-3375                                                 Janus